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                                                                   EXHIBIT 23(b)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of SouthTrust Corporation of our report dated February 13, 1998 incorporated by reference in SouthTrust Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.




                                                /s/ ARTHUR ANDERSEN LLP


Birmingham, Alabama
November 16, 1998